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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: August 24, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                              -------------------

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                   OHIO                                        13-1955943
      (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                       Identification No.)

           37 WEST BROAD STREET                                  43215
              COLUMBUS, OHIO                                   (Zip Code)
 (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On August 24, 2005, Ms. Kerrii B. Anderson voluntarily resigned as a Director of Lancaster Colony Corporation (the "Company"). Ms. Anderson's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     (d) On August 24, 2005, on the recommendation of the Nominating Committee, the Board of Directors of the Company elected Dr. Neeli Bendapudi as a Class III Director to fill the vacancy created by Ms. Anderson's resignation for a term expiring at the 2006 Annual Meeting of Shareholders. There was no arrangement or understanding between Dr. Bendapudi and any other persons pursuant to which Dr. Bendapudi was selected as a Director. Dr. Bendapudi has not been appointed to any committees of the Board at this time. There are no prior relationships between Dr. Bendapudi and the Company or transactions in which Dr. Bendapudi had any interest.

     A press release announcing Dr. Bendapudi's election to the Board is attached as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits:

           99.1     Press Release dated August 24, 2005, filed herewith.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LANCASTER COLONY CORPORATION
                                            ---------------------------------
                                                      (Registrant)



Date:  August 24, 2005                      By:  /s/JOHN L. BOYLAN
     -----------------                         ----------------------------
                                                John L. Boylan
                                                Treasurer, Vice President,
                                                Assistant Secretary and
                                                Chief Financial Officer
                                                (Principal Financial
                                                and Accounting Officer)




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION                                            LOCATED AT
-------     -----------                                            ----------

99.1        Press Release dated August 24, 2005...............   Filed herewith